SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 28, 2007 (August 14, 2007)

Date of Report (Date of earliest event reported)
Fedders Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)
(908) 604-8686

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02 (b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 14, 2007, Mr. Michael L. Ducker advised Fedders Corporation (the “Company”) that he is resigning from the Board of Directors of the Company, effective immediately. On August 15, 2007, Dr. David C. Chang advised the Company that he is resigning from the Board of Directors of the Company, effective immediately.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION
Dated: August 28, 2007

By:	/s/ Kent E. Hansen
	Name:	Kent E. Hansen
	Title:	Executive Vice President